UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 29, 2008

China Gateway Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136487	13-3513270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9440 Little Santa Monica Blvd, Suite 401 Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 402-5901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

China Gateway Corporation (the “Company”) has dismissed Sherb & Co., LLP (the “Former Accountant”) as the Company’s principal independent accountant, effective October 29, 2008. The Company has engaged Goldman Parks Kurland and Mohidin LLP (“GPKM”) as the Company’s principal independent accountant, effective October 29, 2008. The decision to change principal independent accountants has been approved by the Company’s Board of Directors, and was based solely on the proximity of GPKM’s offices to the Company’s principal office.

The Former Accountant’s audit reports as of December 31, 2007 and 2006, and for the two years then ended, on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it clarified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in a paragraph stating the following: “This raises substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the two most recent fiscal years ended December 31, 2007 and 2006, and in the subsequent interim periods through the date of dismissal, there were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Furthermore, during this same period, there were no “reportable events” as defined in Section 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2007 and 2006, and through the subsequent period preceding GPKM’s engagement, the Company did not consult with GPKM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Accountant with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether the Former Accountant agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which the Former Accountant does not agree. A copy of the letter provided by the Former Accountant, dated November 3, 2008, is attached to this Form 8-K as an exhibit.

Item 9.01  Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

16.1	Letter from Sherb & Co., LLP to the Securities and Exchange Commission dated November 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2008

China Gateway Corporation

By:	/s/ Martin Key
Martin Key Chief Executive Officer

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

16.1	Letter from Sherb & Co., LLP to the Securities and Exchange Commission dated November 3, 2008.